                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           -------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): JANUARY 16, 1996


             GREEN TREE FLOORPLAN RECEIVABLES MASTER TRUST 1995-1
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)



        MINNESOTA                     33-62433               APPLIED FOR
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission           (IRS employer
      of incorporation)             file numbers)       identification no.)



 1100 LANDMARK TOWERS, 345 ST. PETER STREET, SAINT PAUL, MINNESOTA  55102-1639
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(Address of principal executive offices)                             (Zip code)


      Registrant's telephone number, including area code: (612) 293-3400
                                                         -----------------------


                                NOT APPLICABLE
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.
         ------------

         Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and Norwest Bank
         Minnesota (the "Trustee"), on January 16, 1996, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section
         1.01 of the Servicing Agreement attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

         (c)  Exhibits.

              The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

              Exhibit No.    Description
              -----------    -----------

                  99.1       Monthly Report delivered to
                             Certificateholders on January 16,
                             1996

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 16, 1996


                                 FLOORPLAN RECEIVABLES MASTER TRUST
                                 1995-1

                                 By  GREEN TREE FINANCIAL CORPORATION
                                     as Servicer with respect to the Trust


                                 By: /s/Phyllis A. Knight
                                     ----------------------------
                                     Phyllis A. Knight
                                     Vice President and Treasurer

                               INDEX TO EXHIBITS



EXHIBIT
NUMBER                                                             PAGE
------                                                             ----

  99.1     Monthly Report delivered to Certificateholders            5
           on January 16, 1996.